COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
(a) Contingent liability on sale of products
(i)    Under license agreements, we are committed to make royalty payments based on the sales of products using certain technologies. We recognize royalty obligations as determinable in accordance with agreement terms. Where agreements are not in place, we have recognized our current best estimate of the obligation under accrued liabilities and long-term obligations. When agreements are finalized or the obligation becomes statute barred, the estimate will be revised accordingly.
(ii)    We are a party to a variety of agreements in the ordinary course of business under which we may be obligated to indemnify a third party with respect to certain matters. Typically, these obligations arise as a result of contracts for sale of our products to customers where we provide indemnification against losses arising from matters such as potential intellectual property infringements and product liabilities. The impact on our future financial results is not subject to reasonable estimation because considerable uncertainty exists as to whether claims will be made and the final outcome of potential claims. To date, we have not incurred material costs related to these types of indemnifications.
(iii)    We accrue product warranty costs to provide for the repair or replacement of defective products. Our accrual is based on an assessment of historical experience and on management’s estimates. Changes in the liability for product warranties were as follows:

	2020	2019
Balance, beginning of year	$6,743	$7,914
Provisions	4,834	3,686
Expenditures	(5,773)	(2,673)
Liability held for sale	—	(2,184)
Balance, end of year	$5,804	$6,743
(b) Other commitments
We have purchase commitments totaling approximately $93,865 (December 31, 2019 — $128,146, including $51,587 related to the automotive business), with certain contract manufacturers and suppliers under which we have committed to buy a minimum amount of designated products between January and June 2021. In certain of these agreements, we are required to acquire and pay for such products up to the prescribed minimum or forecasted purchases.
We also have purchase commitments totaling approximately $2,836 (December 31, 2019 — $7,110) with certain mobile network operators, under which we have committed to buy a minimum amount of wireless data and wireless data services between January 2021 and October 2022.
We have a purchase commitment totaling approximately $2,478 (December 31, 2019 - $2,458) with a supplier under which we have committed to buy a minimum amount of cloud computing services between January 2021 and May 2022.
(c) Legal proceedings
We are from time to time involved in litigation, certain other claims and arbitration matters arising in the ordinary course of our business.  We accrue for a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated.  Significant judgment is required in both the determination of probability and the determination as to whether a loss is reasonably estimable. These accruals are reviewed at least quarterly and adjusted to reflect the impacts of negotiations, settlements, rulings, advice of legal counsel and technical experts and other information and events pertaining to a particular matter.  To the extent there is a reasonable possibility (within the meaning of ASC 450, Contingencies) that the losses could exceed the amounts already accrued for those cases for which an estimate can be made, management believes that the amount of any such additional loss would not be material to our results of operations or financial condition.
In some instances, we are unable to reasonably estimate any potential loss or range of loss.  The nature and progression of litigation can make it difficult to predict the impact a particular lawsuit will have on the Company. For instance, in the case of patent litigation, there are many reasons why we cannot make these assessments, including, among others, one or more of the following: in the early stage of a proceeding, the claimant is not required to specifically identify the manner in which the patent has allegedly been infringed; damages sought that are unspecified, unsupportable, unexplained or uncertain; discovery not having been started or being incomplete; the complexity of the facts that are in dispute (e.g., the analysis of the patent and a comparison to the activities of the Company is a labor-intensive and highly technical process); the difficulty of assessing novel claims; the parties not having engaged in any meaningful settlement discussions; the possibility that other parties may share in any ultimate liability; and the often slow pace of patent litigation.
We are required to apply judgment with respect to any potential loss or range of loss in connection with litigation.  While we believe we have meritorious defenses to the claims asserted against us in our currently outstanding litigation, and intend to defend ourselves vigorously in all cases, in light of the inherent uncertainties in litigation there can be no assurance that the ultimate resolution of these matters will not significantly exceed the reserves currently accrued by us for those cases for which an estimate can be made. Losses in connection with any litigation for which we are not presently able to reasonably estimate any potential loss or range of loss could be material to our results of operations and financial condition.
In March 2020, Sunset Licensing LLC filed a patent infringement lawsuit in the United States District Court for the District of Delaware, which lawsuit makes certain allegations concerning our GNX-3 LTE devices. The lawsuit has been dismissed without prejudice.
In November 2019, Stormborn Technologies LLC filed a patent infringement lawsuit in the United States District Court for the District of Delaware, which lawsuit makes certain allegations concerning our FX and GL series devices. The lawsuit has been dismissed with prejudice.
In January 2017, Koninklijke KPN N.V. filed a patent infringement lawsuit in the United States District Court for the District of Delaware asserting patent infringement by us and our U.S. subsidiary. The lawsuit makes certain allegations concerning the alleged use of data transmission error checking technology in our wireless products. In March 2018, the Court granted our motion for judgment on the pleadings that the plaintiff’s patent is invalid. The plaintiff appealed this invalidity ruling to the Federal Circuit, and in November 2019, the Federal Circuit reversed the District Court’s invalidity ruling. In April 2019, the United States Patent and Trial Appeal Board rendered its final decision in our petition for Inter Partes Review of the patent-in-suit, and the instituted claims were not proved to be unpatentable. In April 2020, the District Court granted summary judgment to the plaintiffs with respect to our counterclaims alleging that the plaintiff had breached its commitments to standard setting organizations. The Court rendered its claim construction order in September 2020. A stipulated motion to stay filed by the parties was granted by the Court in February 2021.
In August 2014, M2M Solutions LLC filed a patent infringement lawsuit against us in District Court for the District of Delaware asserting patent infringement by us and our US subsidiary. The lawsuit makes certain allegations concerning our wireless products with respect to US Patent No. 8,648,717. In March 2017, the United States Patent and Trial Appeal Board issued its decisions in the instituted Inter Partes Review proceedings filed by us and other defendants, invalidating all independent claims and several dependent claims in the single patent-in-suit. In April 2017, M2M Solutions assigned the patent-in-suit to Blackbird Tech LLC (“Blackbird”), and they became a plaintiff in the lawsuit in June of that year. In September 2018, the court denied a motion to dismiss the lawsuit. Blackbird was granted leave to identify additional asserted claims and accused products with respect to the patent-in-suit. In November 2019, the Judge issued a claim construction order finding two of the remaining five claims in the patent-in-suit to be indefinite and therefore invalid. In December 2020, a Report and Recommendation of the Magistrate was filed recommending that the Court grant our motion for summary judgment of non-infringement. The Court’s ruling on this matter is pending. Trial in our case has been continued and is not currently scheduled.
Intellectual Property Indemnification Claims
We have been notified by certain of our customers in the following matter that we may have an obligation to indemnify them in respect of the products we supply to them:
In June 2019, Sisvel International S.A. and 3G Licensing S.A. (together, “First Suit Plaintiffs”), filed patent infringement lawsuits (the “First Suits”) in the United States District Court for the District of Delaware against one or more of our customers alleging patent infringement with respect to a portfolio of 12 patents purportedly owned by Sisvel and obtained from Nokia Corporation (5 patents) and Blackberry, Ltd. (7 patents), that First Suit Plaintiffs allege relate to technology for cellular communications networks including, but not limited to 2G, 3G and 4G/LTE. The allegations have been made in relation to certain of our customer’s products, which may include products which utilize modules sold to them by us. Following successful motions to dismiss filed by several defendants, the First Suit Plaintiffs have filed amended complaints, dropping 6 of the 7 Blackberry patents from the allegations against certain of the defendants, including at least one of our customers. Inter Partes Review petitions have been filed by us and other defendants with respect to all of the patents involved in the First Suits, eleven of which have been instituted and one has been denied. The First Suits are in the discovery stage and a first trial against one of the defendants is scheduled for November 2022. In May 2020, Sisvel International S.A., 3G licensing S.A. and Sisvel S.p.A. (collectively, the “Second Suit Plaintiffs”) filed patent infringement lawsuits (the "Second Suits”) in the United States District Court for the District of Delaware, against one or more of our customers alleging patent infringement with respect to a portfolio of 9 patents purportedly owned by the Second Suit Plaintiffs and obtained from Nokia Corporation (1 patent), Blackberry, Ltd. (2 patents) and LG Electronics Inc. (6 patents), that the Second Suit Plaintiffs allege relate to technology for cellular communications networks including, but not limited to 3G and 4G. The allegations have been made in relation to certain of our customers’ products, which may include products which utilize modules sold to them by us. The Second Suits are in the scheduling stage.
Although there can be no assurance that an unfavorable outcome would not have a material adverse effect on our operating results, liquidity or financial position, we believe the claims made in the foregoing legal proceedings are without merit and intend to defend ourselves and our products vigorously in all cases.
We are engaged in certain other claims, legal actions and arbitration matters, all in the ordinary course of business, and believe that the ultimate outcome of these claims, legal actions and arbitration matters will not have a material adverse effect on our operating results, liquidity or financial position.